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                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Chris E. Perkins, the Executive Vice President and Chief Financial Officer of Per-Se Technologies, Inc. (the "Company"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2004, filed with the Securities and Exchange Commission: (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (ii) the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                              By: /s/ CHRIS E. PERKINS
                                                  --------------------
                                                   Chris E. Perkins
                                                   Executive Vice President
                                                   and Chief Financial Officer

Date: May 27, 2004

A signed original of this written statement required by Section 906 has been provided to Per-Se Technologies, Inc. and will be retained by Per-Se Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.